UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 6, 2006


                         QUANTRX BIOMEDICAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

              NEVADA                                      0-17119                                 33-0202574
------------------------------------            -----------------------------            -----------------------------
   (State or Other Jurisdiction                         (Commission                            (I.R.S. Employer
         of Incorporation)                              File Number)                         Identification No.)

                100 S. Main Street, Suite 300
                  Doylestown, Pennsylvania                                                         18901
--------------------------------------------------------------                           -----------------------------
          (Address of principal executive offices)                                               (Zip Code)

Registrant's telephone number, including area code:  (267) 880-1595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 6, 2006, QuantRx Biomedical Corporation, a Nevada corporation, closed on a private placement of 2,040,000 shares of QuantRx' common stock at a purchase price of $1.00 per share, for aggregate gross proceeds of $2,040,000. In connection with the private placement, QuantRx entered into a common stock and warrant purchase agreement with the purchasers of the securities. The common stock and warrant purchase agreement contains customary representations, warrants and covenants. In addition, the common stock and warrant purchase agreement permits "multiple closings" to take place so long as the "final closing" does not occur after February 15, 2007. This closing constitutes the first of what QuantRx anticipates will be two closings, with the second closing expected to occur in January 2007. QuantRx currently expects to raise between $4 million and $6 million in this private placement.

         Each investor received a three-year warrant to purchase an amount of shares of common stock that equals 30% of the number of shares of common stock purchased by such investor in the offering. The exercise price of the warrants is $1.50. The warrants contain customary provisions for adjustment to the exercise price in the event of stock splits, combinations and dividends. The warrants also contain weighted average anti-dilution provisions that provide for an adjustment to the then effective exercise price (and number of shares of common stock issuable upon exercise) upon certain dilutive issuances by QuantRx of equity securities.

         In connection with the private placement, QuantRx also entered into a registration rights agreement with the purchasers of the securities pursuant to which QuantRx agreed to file a registration statement with the Securities and Exchange Commission within 45 days after the "final closing" of the offering (expected to occur in January 2007, but no later than February 15, 2007). QuantRx must use its commercially reasonable best efforts to cause the registration statement to be declared effective by the SEC within 120 days after the "final closing."

         As previously disclosed, on February 15, 2006, QuantRx closed on a financing pursuant to which QuantRx issued to accredited investors 8% convertible promissory notes and warrants to purchase shares of QuantRx' common stock. The convertible promissory notes provide that the outstanding principal amount and all accrued but unpaid interest will automatically be exchanged into any of QuantRx' securities issued in a "qualified financing" with gross proceeds totaling at least $2 million. The financing described in the above paragraphs constitutes a qualified financing under the convertible promissory notes, and as a result, the convertible promissory notes have been automatically cancelled and cease to exist. For purposes of determining the number of equity securities, including warrants, to be received by the holders of the convertible promissory notes, such holders will be deemed to have tendered 110% of the outstanding principal amount of the convertible promissory notes and all accrued but unpaid interest as payment of the purchase price in the qualified financing, and the holders of the convertible promissory notes will be granted all of the rights afforded the purchasers in the qualified financing. Thus, the registration statement described above will also include the shares of common stock issued to the holders of the convertible promissory notes and the shares of common stock underlying the warrants issued to such holders. As a result of the automatic conversion of the convertible promissory notes, QuantRx will issue an additional 4,693,542 shares of common stock and warrants to purchase 1,408,037 shares of common stock.


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         QuantRx has agreed to pay certain placement agents compensation based on investments from purchasers located by such agents. The compensation is no more than 8% of the cash proceeds from an introduced investor plus warrants to purchase no more than 10% of the number of shares purchased by an introduced investor.

         Net cash proceeds of the offering are expected to be used for working capital purposes.

         Copies of the common stock and warrant purchase agreement, a form of warrant and the registration rights agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively. On December 7, 2006, QuantRx issued a press release relating to the financing described in Items 1.01 and 3.02 of this current report, a copy of which is attached hereto as Exhibit 99.1.

         Neither the shares of common stock offered and sold in the private placement nor the shares of common stock underlying the warrants were registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration. QuantRx offered and sold the foregoing securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and/or Rule 506 of Regulation D promulgated thereunder. The disclosure about the private placement contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of QuantRx, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135c under the Securities Act.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

         The disclosures required to be provided herein are incorporated by reference to Item 1.01 above.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS.

         On December 7, 2006, QuantRx issued a press release relating to the financing described in Items 1.01 and 3.02 of this current report, a copy of which is attached hereto as Exhibit 99.1.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

10.1 Common Stock and Warrant Purchase Agreement, dated as of December 6, 2006, among QuantRx Biomedical Corporation and the purchasers specified therein

10.2     Form of Warrant

10.3 Registration Rights Agreement, dated as of December 6, 2006, among QuantRx Biomedical Corporation and the purchasers specified therein

99.1     Press release issued by QuantRx Biomedical Corporation on December 7,
         2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    QUANTRX BIOMEDICAL CORPORATION


Date:  December 12, 2006            By:  /s/ Walter Witoshkin
                                         -------------------------------------
                                         Walter Witoshkin
                                         President and Chief Executive Officer